UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2025

Inflection Point Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 476-6908
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 10, 2025, Inflection Point Acquisition Corp. II (“Inflection Point” or the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, an aggregate of 7,185,571 (84.98%) of the Company’s issued and outstanding ordinary shares, consisting of 7,135,571 Class A ordinary shares and 50,000 Class B ordinary shares, held of record as of January 29, 2025, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on February 18, 2025 (the “Proxy Statement/Prospectus”).

1.	The Business Combination Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the Business Combination Agreement, dated as of August 21, 2024 as amended by Amendment No. 1 to the Business Combination Agreement, dated November 12, 2024 and Amendment No. 2 to the Business Combination Agreement, dated January 30, 2025 (as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Inflection Point, IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Inflection Point (“Merger Sub”), and USA Rare Earth, LLC, a Delaware limited liability company (referred to herein prior to the Business Combination as “USARE”, and, subsequent to the Business Combination, as “USARE OpCo”), pursuant to which, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) and following the Domestication (as defined below), Merger Sub will merge with and into USARE (the “Merger”), with USARE surviving as a wholly-owned subsidiary of Inflection Point, resulting in a combined company whereby Inflection Point will become the manager of USARE OpCo, and substantially all of the assets and the business of the combined company will be held and operated by USARE OpCo and its subsidiaries and the transactions contemplated thereby, as described in more detail in the Proxy Statement/Prospectus (the “Business Combination Proposal”). The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,743	195,818	10

2.	The Domestication Proposal. To consider and vote upon a proposal to approve, by special resolution, of holders of Inflection Point Class B Ordinary Shares, a change in the corporate structure and domicile of Inflection Point, which will be accomplished by continuation of Inflection Point from an exempted company incorporated in accordance with the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The Domestication will be effected at least one day prior to the Closing by Inflection Point filing a certificate of corporate domestication and the proposed new certificate of incorporation of New USARE (the “Proposed Certificate of Incorporation”) with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, Inflection Point will become a Delaware corporation and will change its corporate name to “USA Rare Earth, Inc.” (Inflection Point following the Domestication and the Business Combination, “New USARE”) and all outstanding securities of Inflection Point will convert to outstanding securities of New USARE, as described in more detail in the Proxy Statement/Prospectus (the “Domestication Proposal”). The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
50,000	0	0

3.	Stock Issuance Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, including for purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance or potential issuance of (i) shares of Series A Preferred Stock (as defined in the Proxy Statement/Prospectus) and Series A Preferred Investor Warrants (as defined in the Proxy Statement/Prospectus), (ii) New USARE Common Stock to the USARE Members and (iii) any other issuances of common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements Inflection Point has entered, or may enter, into prior to Closing. (“Stock Issuance Proposal”). The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,743	195,828	0

4.	The Organizational Documents Proposal. To consider and vote upon a proposal to approve, by special resolution, the Proposed Certificate of Incorporation and the proposed new by-laws (the “Proposed By-Laws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of New Intuitive Machines in connection with the Business Combination (“Organizational Documents Proposal”). The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,742	195,829	0

5.	The Advisory Organizational Documents Proposals. To consider and vote upon the following three separate proposals (collectively, the “Advisory Organizational Documents Proposals”), to approve on an advisory non-binding basis by special resolution, with respect to the material differences between the Cayman Constitutional Documents (as defined in the Proxy Statement/Prospectus) and the Proposed Organizational Documents:

A.	Advisory Organizational Documents Proposal 5A. Under the Proposed Organizational Documents, New USARE would be authorized to issue (A) 750,000,000 shares of common stock, par value $0.0001 per share (“New USARE Common Stock”) and (B) 50,000,000 shares of preferred stock, par value $0.0001 per share (“New USARE Preferred Stock”) (“Advisory Organizational Documents Proposal 5A”). The Advisory Organizational Documents Proposal 5A was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,429	196,032	110

B.	Advisory Organizational Documents Proposal 5B. The Proposed Organizational Documents would adopt (a) Delaware as the exclusive forum for certain stockholder litigation and (b) the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act” (“Advisory Organizational Documents Proposal 5B”). The Advisory Organizational Documents Proposal 5B was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,348	195,829	394

C.	Advisory Organizational Documents Proposal 5C. The Proposed Certificate of Incorporation would require the affirmative vote of at least two-thirds of the total voting power of all then-outstanding shares of New USARE to amend, alter, repeal or rescind certain provisions of the Proposed Certificate of Incorporation. (“Advisory Organizational Documents Proposal 5C”). The Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,543	195,828	200

6.	The Incentive Plan Proposal. to consider and vote upon a proposal to approve, by ordinary resolution, the USA Rare Earth, Inc. 2024 Omnibus Incentive Plan (the “New Equity Incentive Plan”) (the “Incentive Plan Proposal”). The New Equity Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
7,014,946	170,525	100

7.	The Director Election Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the election of the following eight (8) directors to serve on the New USARE board of directors until the first annual meeting of stockholders of New USARE to be held following the date of Closing and until any such director’s successor is elected and qualified, subject to such director’s earlier death, disqualification, resignation, or removal (the “Director Election Proposal”). The Director Election Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,632	195,745	194

8.	The Adjournment Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of one or more proposals at the extraordinary general meeting, (ii) if Inflection Point determines that one or more of the conditions to Closing is not or will not be satisfied or waived or (iii) to facilitate the Domestication, the Merger or any other transaction contemplated by the Business Combination Agreement or the related agreements. (the “Adjournment Proposal”). The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
6,989,592	195,979	0

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of one or more proposals at the Extraordinary General Meeting was deemed not necessary and not acted upon at the Extraordinary General Meeting because there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals.

No Offer

This communication is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, projections, future business and operations regarding future mining capabilities, operations, manufacturing capacity and plant performance; projections of market opportunity and market share; USARE’s commercialization costs and timeline; USARE’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; any estimates with respect to the rare earth and critical element and mineral deposits in the Texas Round Top deposit; Inflection Point’s and USARE’s expectations with respect to future performance of USARE’s (and, after the proposed business combination between Inflection Point and USARE (the “Proposed Business Combination”), the combined company’s) business; the expected funding of any PIPE investment and any additional pre-funded investment, to the extent they remain unfunded; anticipated financial impacts of the Proposed Business Combination; the satisfaction of the closing conditions to the Proposed Business Combination; and the timing of the completion of the Proposed Business Combination. For example, any projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or, or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Inflection Point, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements and any negotiations with respect to the Proposed Business Combination; (3) the outcome of any legal proceedings that have or may be instituted against Inflection Point, USARE, the combined company, or others; (4) the inability to complete the Proposed Business Combination due to the failure to satisfy other conditions to closing; (5) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; (7) the risk that the Proposed Business Combination disrupts current plans and operations of Inflection Point or USARE, including as a result of the announcement and consummation of the Proposed Business Combination; (8) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Proposed Business Combination; (10) the possibility that USARE or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (12) risks related to the development of USARE’s magnet production facility and the timing of expected production milestones, and (13) other risks and uncertainties set forth in the Proxy Statement/Prospectus, dated February 18, 2025 (File No. 333-283181) relating to the Proposed Business Combination and filed by Inflection Point with the SEC, the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and similar sections in Inflection Point’s final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent Inflection Point filings with the SEC, including the Registration Statement (as defined below), relating to the Proposed Business Combination filed by Inflection Point, and any periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.The recipient of this Current Report on Form 8-K should carefully consider the foregoing risk factors and the other risks and uncertainties which are more fully described in the “Risk Factors” section of the Registration Statement discussed below and other documents filed by Inflection Point from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Inflection Point nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect Inflection Point and USARE’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Inflection Point, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing Inflection Point’s, USARE’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this Current Report on Form 8-K, and therefore undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025

INFLECTION POINT ACQUISITION CORP. II

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer